Exhibit 99.2
Patient Living with PKU Matthew Klein, M.D. CEO May, 2023 APHENITY Topline Results

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historic fact, are forward-looking statements, including statements with respect to the future expectations, plans and prospects for PTC, including with respect to the expected timing of clinical trials and studies, availability of data, regulatory submissions and responses and other matters, future operations, future financial position, future revenues, projected costs; and the objectives of management. Other forward-looking statements may be identified by the words, "guidance", "plan," "anticipate," "believe," "estimate," "expect," "intend," "may," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions. PTC's actual results, performance or achievements could differ materially from those expressed or implied by forward -looking statements it makes as a result of a variety of risks and uncertainties, including those related to: the outcome of pricing, coverage and reimbursement negotiations with third party payors for PTC's products or product candidates that PTC commercializes or may commercialize in the future; expectations with respect to potential regulatory submissions and commercialization of sepiapterin for phenylketonuria, or PKU, and potential development and regulatory milestone payments that PTC may be obligated to make with regards to sepiapterin, expectations with respect to the COVID-19 pandemic and related response measures and their effects on PTC's business, operations, clinical trials, regulatory submissions and approvals, and PTC's collaborators, contract research organizations, suppliers and manufacturers; significant business effects, including the effects of industry, market, economic, political or regulatory conditions; changes in tax and other laws, regulations, rates and policies; the eligible patient base and commercial potential of sepiapterin for PKU; PTC's scientific approach and general development progress; the sufficiency of PTC's cash resources and its ability to obtain adequate financing in the future for its foreseeable and unforeseeable operating expenses and capital expenditures; and the factors discussed in the "Risk Factors" section of PTC's most recent Annual Report on Form 10 -K, as well as any updates to these risk factors filed from time to time in PTC's other filings with the SEC. You are urged to carefully consider all such factors. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. There are no guarantees that any product will receive or maintain regulatory approval in any territory, or prove to be commercially successful, including sepiapterin. The forward-looking statements contained herein represent PTC's views only as of the date of this presentation and PTC does not undertake or plan to update or revise any such forward-looking statements to reflect actual results or changes in plans, prospects, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation except as required by law. APHENITY Topline Results

APHENITY Topline Results Demonstrate Clinical and Statistically Significant Benefit 3 Achieved primary endpoint in placebo-controlled portion of study with statistically significant (p<0.0001) blood phenylalanine (Phe) reduction Demonstrated substantial Phe reduction in both the overall primary analysis population (63%) and the subset of classical PKU patients (69%) Achieved Phe reduction sufficient to bring 84% of study patients within US guidelines for Phe reduction <360 µmol/L Well tolerated with no serious adverse events APHENITY Topline Results

APHENITY Global Registration-Directed Trial of Sepiapterin Study Design 4 Primary Endpoint Reduction in blood phenylalanine levels Primary Endpoint Sepiapterin Placebo 42 Days Placebo-Controlled Sepiapterin Run-in Part 1 Part 2 R 14 Days APHENITY Topline Results

-70% -60% -50% -40% -30% -20% -10% 0% Overall Classical PKU APHENITY Part 1 Results Demonstrated Marked Blood Phe Reductions 5 Mean Absolute Blood Phe Reduction (µmol/L) ≥30% responders Mean % Blood Phe Reduction ≥30% responders Mean % Blood Phe Reduction Mean Absolute Blood Phe Reduction (µmol/L) N=103 N=16 60% 66% -600 -500 -400 -300 -200 -100 0 Overall Classical PKU N=103 N=16 586 464 APHENITY Topline Results

APHENITY Study Population 6 Sepiapterin-Responsiveness Evaluated in 156 patients Patients <2 age 2 patients* Not randomized 3 patients Primary Analysis Population 98 patients 12 Patients with ≥15 – <30% Reduction 110 randomized patients Responders ≥30% Reduction in Blood Phe from Baseline 103 patients 66% APHENITY Topline Results *As per protocol this population entered directly into open label extension

APHENITY Global Registration-Directed Trial of Sepiapterin Study Design 7 Primary Endpoint Sepiapterin Placebo 42 Days Placebo-Controlled Sepiapterin Run-In Part 1 Part 2 R 14 Days Stratification Mean percent reduction in blood Phe levels from Part 1 (≥30% or ≥15 - <30% ) Baseline blood Phe level (<600 µmol/L or ≥600 µmol/L) APHENITY Topline Results

8 APHENITY Primary Analysis Population Includes Full Spectrum of PKU Patients APHENITY Topline Results Baseline Characteristic Sepiapterin (N=49) Placebo (N=49) Mean age at enrollment (yrs) [min, max] 16.3 [2, 47] 18.1 [4, 54] 2-17 (%) 34 (69.4) 31 (63.3) ≥18 years (%) 15 (30.6) 18 (36.7) Sex: %F, %M F: 46.9 M: 53.1 F: 55.1 M: 44.9 Mean Baseline Blood Phe (µmol/L) (min, max) 646.1 (179.5, 1350.0) 654.0 (289.5, 1650.0) Mean Baseline Blood Phe in Classical PKU (µmol/L) (min, max) 761.25 (452.0, 1350.0) 771.56 (317.0, 1240.0)

Sepiapterin Treatment Resulted in Clinically Significant Blood Phe Reduction 9 APHENITY Topline Results Mean % Blood Phe Reduction -70 -60 -50 -40 -30 -20 -10 0 10 Sepiapterin Overall Primary Analysis Population Classical PKU Patients Mean % Blood Phe Reduction Mean % Blood Phe Reduction N=49 63% 586 464 1% N=49 -70 -60 -50 -40 -30 -20 -10 0 10 Sepiapterin Placebo N=6 69% 3% N=9 (p<0.0001) (p<0.001) Placebo

-600 -500 -400 -300 -200 -100 0 Sepiapterin Placebo Sepiapterin Treatment Resulted in Clinically Significant Blood Phe Reduction 10 -600 -500 -400 -300 -200 -100 0 Sepiapterin Placebo Overall Primary Analysis Population Classical PKU Patients Mean Absolute Blood Phe Reduction (µmol/L) Mean Absolute Blood Phe Reduction (µmol/L) N=49 410 586 16 N=49 -416 523 42 N=9 APHENITY Topline Results Mean Absolute Blood Phe Reduction (µmol/L) N=6 (p<0.0001) (p<0.001)

EU guidelines: ≥12 years of age Vast Majority of Patients Achieved Guidelines Target Blood Phe Levels 11 93% Achieved <600µmol/L Blood Phe US guidelines: all ages EU guidelines: <12 years of age 84% Achieved <360µmol/L Blood Phe APHENITY Topline Results

Sepiapterin Part 1 Treatment Effect in Patients Receiving Sapropterin at Study Entry 12 800 700 600 500 400 300 200 100 0 Mean Blood Phe (µmol/L) (N=27 patients) Mean blood Phe on sapropterin (µmol/L) at study entry Mean blood Phe (µmol/L) following 7-day washout Mean blood Phe (µmol/L) on sepiapterin in Part 1 APHENITY Topline Results 48% lower Phe levels following sepiapterin treatment in those patients receiving sapropterin at study entry Guideline Target

Sepiapterin Demonstrated to be Well Tolerated 13 Most common adverse events were headache and diarrhea Sepiapterin was well tolerated with no serious adverse events Similar related adverse event frequency between sepiapterin and placebo treatment groups APHENITY Topline Results

APHENITY Open-Label Extension Assesses Long Term Safety and Phe Tolerance 14 R Sepiapterin Placebo 42 Days Placebo-Controlled Open-Label Extension Sepiapterin 1 Year Sepiapterin Run-in Part 1 Part 2 Study Objectives Long-term safety Change in dietary Phe/protein consumption 14 Days APHENITY Topline Results

Initial Phe Tolerance Data in Open-Label Extension

aphenity extension study


Increase in Dietary Phe Intake
Prescribed Phe Consumption (mg/kg/day)
140
120
100
80
60
40
20
0
Adult recommended Phe intake
M1 W1-W2 (BL)
M2 W1-W2
M2 W3-W4
M3 W5-W6
M3 W7-W8
M4 W9-W10
M4 W11-W12
M5 W13-W14
M5 W15-W16
M6 W17-W18
M6 W19-W20
M7 W21-W22
(N=12)
(N=4)


Blood Phe Levels
Mean Blood Phe (µmol/L)
300
250
200
150
100
50
0
M1 W1-W2 (BL)
M1 W3-W4
M2 W1-W2
M3 W5-W6
M4 W9-W10
M5 W13-W14
M6 W17-W18
M7 W21-W22
(N=12)
(N=4)

15 | APHENITY Topline Results

PTC THERAPEUTICS 25

Commercial Pillars for Success Already Established

aphenity

Newborn screening with ~58,000 patients worldwide[1,2,3]

Well-known metabolic centers of excellence worldwide

Disease pathology well understood and documented

Connected and coordinated patient advocacy community

16 | APHENITY Topline Results

1. NPKUA; https://www.npkua.org/, 2. Shoraka et. Al, Clin Exp Pediatr. 2020; 63(2): 34–43., 3. Borrajo G., Acta Ped Mex. 2012; 33(6): 279-287.

PTC THERAPEUTICS 25

APHENITY Results Support Potential for Sepiapterin to Address Majority of PKU Segments 17 APHENITY Topline Results Sepiapterin Market Opportunity Therapy Naive Patients Including Classical PKU Patients Who Are Not Well Controlled Patients Who Have Failed on Current Therapies

PTC Global Commercial Infrastructure Will Allow for Rapid Worldwide Launch 18 KOL/ Payor Relationships PAG Relationships Patient Support Dedicated Customer Facing Teams EAP/ Access & Reimbursement Plug and Play in PKU APHENITY Topline Results

APHENITY Results Support Next Steps in Regulatory Process and Commercial Planning 19 Pre-Submission Meetings Regulatory Submissions APHENITY Topline Results Initiate Launch Preparation